                                                                    EXHIBIT 99.4


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-91429, 333-96183 and 333-38002 on Form S-8 and Registration Statement No. 333-46648 on Form S-3 of Quest Software Inc. of our report dated January 28, 2000, except as to notes 16 and 17, which are as of September 29, 2000, relating to the financial statements of Fastlane Technologies Inc. as of December 31, 1999 and 1998 and for the years then ended appearing in this Current Report on Form 8-K/A of Quest Software, Inc.



Ottawa, Ontario
October 3, 2000